1 8-K Filed February 20, 2015

2 Introduction This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2013, and will be available in the Company’s Form 10-K for the year ended December 31, 2014, when available, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

3 Fourth Quarter Results (In millions, except per share data) (1) See Reconciliation of non-GAAP Financial Measures on slides 7 - 10 2014 2013 +/(-) Revenue 1,512.7$ 1,437.0$ 5.3% Adjusted Operating Income (1) 234.6$ 219.0$ 7.1% Adjusted Operating Income Margin (1) 15.5% 15.2% 30 bp Adjusted EPS Excluding Amortization (1) 1.65$ 1.61$ 2.5% Operating Cash Flow 213.7$ 248.7$ -14.1% Less: Capital Expenditures (46.3)$ (59.6)$ -22.3% Free Cash Flow 167.4$ 189.1$ -11.5% Three Months Ended Dec 31,

4 Cash Flow Trends • Free Cash Flow is a non-GAAP metric (see reconciliation of non-GAAP Financial Measures included herein) • 2011 Operating Cash Flow and Free Cash Flow calculation above does not include the $49.5 million Hunter Labs settlement • During 2013, government payment reductions and molecular pathology payment issues reduced the Company’s Operating Cash Flow and Free Cash Flow by more than $100 million Note: $538 $574 $632 $710 $781 $862 $884 $905 $869 $819 $739 $443 $481 $516 $567 $624 $748 $758 $759 $695 $617 $536 0 20 40 60 80 100 120 140 160 $- $200 $400 $600 $800 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Number of Shares (Millions) $ M illi on s Operating Cash Flow Free Cash Flow Weighted Avg. Diluted Shares Weighted Average Diluted Shares (millions) 150.7 144.9 134.7 121.3 111.8 109.1 105.4 101.8 97.4 91.8 86.4

5 Financial Guidance - 2015 Excluding the impact of amortization, restructuring and special items, guidance for 2015 is: • Total revenue growth: Approximately 40% - 44%(1) • Clinical lab business revenue growth: Approximately 3% - 5% • Covance business revenue growth: Approximately 4% - 6%(2) • Adjusted EPS: $7.35 - $7.70 • Operating cash flow: $1,075 Million - $1,100 Million(3) • Capital expenditures: $325 Million - $350 Million • Free cash flow: $725 Million - $775 Million(3) (1) Revenue growth is adjusted for approximately 160 basis points of negative currency impact assuming foreign exchange rates effective as of January 31, 2015. (2) Revenue growth versus full year 2014 revenue, and is adjusted for approximately 330 basis points of negative currency impact assuming foreign exchange rates effective as of January 31, 2015. (3) Operating and free cash flow are burdened by approximately $90 million of net non-recurring items related to the Covance acquisition.

Q1 14 Q2 14 Q3 14 Q4 14 2014 Depreciation 38.3$ 39.6$ 38.9$ 40.8$ 157.6$ Amortization 21.0$ 22.0$ 18.3$ 15.4$ 76.7$ Capital expenditures 56.5$ 48.1$ 52.6$ 46.3$ 203.5$ Cash flows from operations 142.3$ 207.4$ 175.6$ 213.7$ 739.0$ Bad debt as a percentage of sales 4.6% 4.8% 4.6% 4.6% 4.6% Effective interest rate on debt: Zero coupon-subordinated notes 2.00% 2.00% 2.00% 2.00% 2.00% 3 1/8% Senior Notes 3.27% 3.27% 3.27% 3.27% 3.27% 4 5/8% Senior Notes 4.74% 4.74% 4.74% 4.74% 4.74% 5 5/8% Senior Notes 5.75% 5.75% 5.75% 5.75% 5.75% 2 1/5% Senior Notes 2.24% 2.24% 2.24% 2.24% 2.24% 3 3/4% Senior Notes 3.76% 3.76% 3.76% 3.76% 3.76% 4% Senior Notes 4.16% 4.16% 4.16% 4.16% 4.16% 2 1/2% Senior Notes 2.52% 2.52% 2.52% 2.52% 2.52% Revolving credit facility (weighted average) 1.13% 1.13% 1.13% 1.13% 1.13% Days sales outstanding 52 49 49 49 49 Laboratory Corporation of America Other Financial Information December 31, 2014 ($ in millions) 6 Supplemental Financial Information

7 Reconciliation of non-GAAP Financial Measures Adjusted Operating Income 2014 2013 Operating income 219.0$ 215.0$ Restructuring and other special charges (1) (2) 2.4 4.0 Consulting fees and CFO transition expenses 13.2 - Adjusted operating income 234.6$ 219.0$ Adjusted EPS Excluding Amortization Diluted earnings per common share 1.39$ 1.43$ Impact of restructuring and other special charges (1) (2) 0.15 0.03 Amortization expense (3) 0.11 0.15 Adjusted EPS Excluding Amortization 1.65$ 1.61$ Reconciliation of non-GAAP Financial Measures (In millions, except per share data) Three Months Ended December 31,

8 Reconciliation of non-GAAP Financial Measures Adjusted Operating Income 2014 2013 Operating income 910.4$ 990.9$ Restructuring and other special charges (1) (2) 17.8 21.8 Consulting fees and CFO transition expenses 23.4 - Adjusted operating income 951.6$ 1,012.7$ Adjusted EPS Excluding Amortization Diluted earnings per common share 5.91$ 6.25$ Impact of restructuring and other special charges (1) (2) 0.34 0.15 Amortization expense (3) 0.55 0.55 Adjusted EPS Excluding Amortization 6.80$ 6.95$ Reconciliation of non-GAAP Financial Measures (In millions, except per share data) Year Ended December 31,

1) During the fourth quarter of 2014, the Company recorded net restructuring and special items of $2.4 million. The charges included $0.7 million in severance and other personnel costs along with $1.7 million in facility-related costs associated with facility closures and general integration initiatives. In addition to these net restructuring charges, the Company recorded $13.2 million in consulting expenses relating to fees incurred as part of Project LaunchPad, its comprehensive enterprise-wide cost structure review, as well as legal fees associated with its Covance, Inc. acquisition (all such fees are recorded in selling, general and administrative). In conjunction with the financing of the Covance transaction, the Company incurred $4.7 million in bridge financing fees and wrote-off $1.3 million in deferred financing costs relating to its prior credit agreement which was replaced with a new credit facility. These Covance-related financing costs are recorded in interest expense. The after tax impact of these combined charges decreased net earnings for the three months ended December 31, 2014, by $13.3 million and diluted earnings per share by $0.15 ($13.3 million divided by 86.3 million shares). During the first three quarters of 2014, the Company recorded net restructuring and special items of $15.4 million. The charges included $9.9 million in severance and other personnel costs along with $6.6 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.4 million in unused severance and $0.7 million in unused facility-related costs. In addition, the Company recorded $10.1 million in consulting expenses relating to fees incurred as part of Project LaunchPad as well as legal fees associated with its LipoScience acquisition and one-time CFO transition costs (all such fees are recorded in selling, general and administrative). The after tax impact of these combined charges decreased net earnings for the year ended December 31, 2014, by $29.1 million and diluted earnings per share by $0.34 ($29.1 million divided by 86.4 million shares). 2) During the fourth quarter of 2013, the Company recorded net restructuring and other special charges of $4.0 million. The charges consisted of $3.6 million in severance related liabilities and $0.7 million in net costs associated with facility closures and general integration initiatives; partially offset by the reversal of previously established reserves of $0.3 million in unused facility-related costs. The after tax impact of these charges decreased net earnings for the three months ended December 31, 2013, by $2.5 million and diluted earnings per share by $0.03 ($2.5 million divided by 88.3 million shares). During the first three quarters of 2013, the Company recorded net restructuring and other special charges of $17.8 million. The charges included $11.8 million in severance related liabilities and $8.8 million in costs associated with facility closures and general integration initiatives; partially offset by the reversal of previously established reserves of $0.7 million in severance related liabilities and $2.1 million in unused facility-related costs. The after tax impact of these combined charges decreased net earnings for the year ended December 31, 2013, by $13.4 million and diluted earnings per share by $0.15 ($13.4 million divided by 91.8 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS (excluding restructuring, special items and amortization) as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for these items provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2014 and 2013, intangible amortization was $15.4 million and $21.4 million, respectively ($9.5 million and $13.2 million net of tax, respectively) and decreased EPS by $0.11 ($9.5 million divided by 86.2 million shares) and $0.15 ($13.2 million divided by 88.3 million shares), respectively. For the years ended December 31, 2014 and 2013, intangible amortization was $76.7 million and $81.7 million, respectively ($47.3 million and $50.3 million net of tax, respectively) and decreased EPS by $0.55 ($47.3 million divided by 86.4 million shares) and $0.55 ($50.3 million divided by 91.8 million shares), respectively. 9 Reconciliation of non-GAAP Financial Measures - Footnotes

2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 Cash flows from operations1 739.0$ 818.7$ 841.4$ 905.1$ 883.6$ 862.4$ 780.9$ 709.7$ 632.3$ 574.2$ 538.1$ Capital expenditures (203.5) (202.2) (173.8) (145.7) (126.1) (114.7) (156.7) (142.6) (115.9) (93.6) (95.0) Free cash flow2 535.5 616.5 667.6 759.4 757.5 747.7 624.2 567.1 516.4 480.6 443.1 Weighted average diluted shares outstanding 86.4 91.8 97.4 101.8 105.4 109.1 111.8 121.3 134.7 144.9 150.7 Reconciliation of non-GAAP Financial Measures (In millions, except per share data) 10 Reconciliation of Free Cash Flow (1) 2011 cash flows from operations excludes the $49.5 million Hunter Labs settlement payment (2) Free cash flow represents cash flows from operations less capital expenditures

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